[HOLDING COMPANY LETTERHEAD]

December 13, 1996

Dear Fellow Stockholder:

         On  behalf  of the  Board  of  Directors  and  management  of  Landmark
Bancshares, Inc. (the "Company"), I cordially invite you to attend the 1997 Annual Meeting of Stockholders to be held at the offices of the Company, located at Central and Spruce, Dodge City, Kansas, on Wednesday, January 15, 1997 at 1:30 p.m. (the "Meeting"). The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN
ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                      Sincerely,


                                      /s/Larry Schugart
                                      Larry Schugart
                                      President and Chief Executive Officer
                                      Landmark Bancshares, Inc.

--------------------------------------------------------------------------------
                            LANDMARK BANCSHARES, INC.
                               CENTRAL AND SPRUCE
                            DODGE CITY, KANSAS 67801
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 15, 1997
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of Landmark Bancshares, Inc. (the "Company"), will be held at the offices of the Company, located at Central and Spruce, Dodge City, Kansas, at 1:30 p.m., local time, on Wednesday, January 15, 1997.

         A proxy card and a proxy statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the following matters:

               1.   The election of two directors of the Company;

               2.   The  ratification  of  Regier  Carr  &  Monroe,   L.L.P.  as
                    independent auditors of Landmark Bancshares, Inc. for the fiscal year ending September 30, 1997; and

               3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting is held. Stockholders of record at the close of business on November 29, 1996, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed proxy card which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy card will not be used if you attend the Meeting and vote in person.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             /s/Gary L. Watkins
                                             GARY L. WATKINS
                                             SECRETARY

Dodge City, Kansas
December 13, 1996

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            LANDMARK BANCSHARES, INC.
                               CENTRAL AND SPRUCE
                            DODGE CITY, KANSAS 67801
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 15, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     General
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors" or the "Board") of Landmark Bancshares, Inc. (the "Company"), the holding company of Landmark Federal Savings Bank (the "Bank"), to be used at the 1997 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the offices of the Company, located at Central and Spruce, Dodge City, Kansas on Wednesday, January 15, 1997, at 1:30 p.m., local time. The accompanying Notice of Meeting and this proxy statement are being first mailed to stockholders on or about December 13, 1996. The Company acquired all of the outstanding stock of the Bank issued in connection with the Bank's mutual-to-stock conversion on March 28, 1994 (the "Conversion").

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors and (ii) the ratification of Regier Carr & Monroe, L.L.P. as independent auditors of the Company for the fiscal year ending September 30, 1997. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       Voting and Revocability of Proxies
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 Voting Securities and Principal Holders Thereof
--------------------------------------------------------------------------------

Voting Securities

         Stockholders of record as of the close of business on November 29, 1996 (the "Record Date") are entitled to one vote for each share of common stock of the Company ("Common Stock") then held. As of the Record Date, the Company had 1,847,996 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. The number of votes that may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such persons owning shares in excess of the Limit shall be equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit. For a period of five years from the completion of the Conversion, no person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of an equity security of the Company. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or his or her affiliates or associates (as defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include any other shares of voting stock which may be issuable either immediately or at some future date pursuant to any agreement, arrangement, or understanding or upon exercise of conversion rights, exchange rights, warrants, options, or otherwise.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes to constitute a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for one or more of the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either
(i) Broker Non-votes (shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on a matter) or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         Concerning all matters that may properly come before the Meeting, including the ratification of auditors, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or
(iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Based upon such reports and information provided by the Company's transfer agent, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the Common Stock beneficially owned by executive officers and directors of the Company as a group. Management knows of no persons, other than those set forth below, who owned more than 5% of the outstanding shares of Common Stock at the Record Date.




                                                                                                Percent of Shares of
                                                                    Amount and Nature of            Common Stock
Name and Address of Beneficial Owner                                Beneficial Ownership            Outstanding
------------------------------------                                --------------------            -----------

John Hancock Advisers, Inc.                                                110,000(1)                    5.9%
101 Huntington Avenue
Boston, Massachusetts  02199

Larry Schugart                                                             117,000                       6.1%
Central and Spruce
Dodge City, Kansas  67801

Landmark Federal Savings Bank Employee                                     134,469(2)                     7.3%
Stock Ownership Plan ("ESOP"), Central and
Spruce,
Dodge City, Kansas 67801

Jeffrey S. Halis                                                           144,300(3)                     7.8%
500 Park Avenue, Fifth Floor
New York, New York 10022

Kahn Brothers & Co., Inc.                                                  171,700(4)                     9.3%
555 Madison Avenue
New York, New York  10022

All Directors and Executive Officers as a Group                            478,330(5)                    23.7%
(7 persons)

----------------------------------

(1) Number of shares is based on a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on behalf of the named entity, John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc., John Hancock Asset Management, and The Berkeley Financial Group.
(2) The ESOP purchased such shares for the exclusive benefit of plan employee participants with borrowed funds. These shares are being allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. Unallocated shares are held in a suspense account. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and allocated shares for which no timely direction is received will be voted as directed by the ESOP Committee or the Board.
(3) Number of shares based on Amendment Number 3 to a Schedule 13D filed with the SEC.
(4)  Number of shares based on a Schedule 13G filed with the SEC.
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Includes 27,376 restricted shares awarded to Mr. Schugart, 9,125 restricted shares granted to each of directors Ross, Snapp and Lewis, and 27,376 restricted shares awarded to executive officers of the Company who are not directors pursuant to three management stock bonus plans ("MSBPs"), which vest over five years at the rate of 20% per year, for which each recipient possesses sole voting power and no investment power until such shares vest. Includes shares of Common Stock subject to options granted pursuant to the 1994 Stock Option Plan which options are exercisable within 60 days of the Record Date. Includes shares held by the ESOP.

--------------------------------------------------------------------------------
             Section 16(a) Beneficial Ownership Reporting Compliance
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1996 fiscal year.

--------------------------------------------------------------------------------
                       Proposal I - Election of Directors
--------------------------------------------------------------------------------

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of five members. As a result, two directors will be elected at the Meeting to serve for three-year terms, as noted below, or until a respective successor has been elected and qualified.

         C. Duane Ross and Richard A. Ball have been nominated by the Board of Directors to serve as directors. The nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason the nominees might be unavailable to serve.

         The following table sets forth the existing directors and nominees, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank.

                                                                                                Shares of
                                                                                             Common Stock
                                   Age at               Year First          Current           Beneficially            Percent
                                September 30,           Elected or          Term to               Owned                  of
Name                                1996               Appointed(1)         Expire            (2)(3)(4)(5)             Class
----                               ------              ------------         -------           ------------             -----

                                            BOARD NOMINEE FOR TERM TO EXPIRE IN 1999

C. Duane Ross(6)                     60                    1986              1999               31,263(7)               1.7
Richard A. Ball(6)                   43                    1995              1999               12,634                   --(8)

                                                 DIRECTORS CONTINUING IN OFFICE

Larry L. Schugart                    57                    1971              1997              117,000(9)               6.1
Jim W. Lewis(6)                      40                    1991              1997               47,812(10)              2.6
David H. Snapp(6)                    41                    1986              1998               31,352(11)              1.7

(Footnotes on next page)

----------------
(1) Refers to the year the individual first became a director of the Bank or Company. All directors of the Bank as of November 1993 became directors of the Company when it was incorporated in November 1993.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3)      Beneficial ownership as of the Record Date.
(4) Includes 27,376 restricted shares awarded to Mr. Schugart, 9,125 restricted shares granted to each of directors Ross, Snapp and Lewis and 27,376 restricted shares awarded to executive officers of the Company who are not directors pursuant to the MSBPs, which vest over five years at the rate of 20% per year, for which each recipient possesses sole voting power and no investment power until such shares vest.
(5) Includes shares of Common Stock subject to options that are exercisable within 60 days of the Record Date for the following individuals (in the following amount of shares of Common Stock); C. Ross (13,687), R. Ball (11,634), L. Schugart (57,033), J. Lewis (13,687) and D. Snapp
         (13,687).
(6) Excludes 134,469 shares of Common Stock (7.3%) held by the Landmark Federal Savings Bank Employee Stock Ownership Plan for which such person serves as plan trustee and exercises shared voting and investment power. Shares which are unallocated to participating employees (approximately 113,157 shares) and shares for which no voting directions are received are voted by the plan trustee as directed by the ESOP Committee or the Board. Once allocated to participant accounts, such Common Stock will be voted by the plan trustee as directed by the plan participant as the beneficial owner of such Common Stock. The plan trustee acts as a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The individuals serving as plan trustee disclaim beneficial ownership of stock held under the ESOP for which they serve as plan trustee.
(7) Includes 1,989 shares owned by the IRA of Mr. Ross' spouse as to which he disclaims beneficial ownership.
(8)      Less than 1%.
(9) Includes 5,000 and 551 shares owned by Mr. Schugart's spouse and her IRA, respectively, as to which he disclaims beneficial ownership.
(10) Includes 5,000 and 6,450 shares owned by Mr. Lewis' spouse as to which he disclaims beneficial ownership.
(11) Includes 599 shares owned by the IRA of Mr. Snapp's spouse as to which he disclaims beneficial ownership.

         The principal occupation of each director of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

         C. Duane Ross has served as a director of the Bank for nine years and of the Company since its incorporation in November 1993. He has served as Chairman of the Boards of the Company and the Bank since January 1995. He is President of High Plains Publishers, Inc., a publishing/printing company. Mr. Ross is Vice Chairman of the Board of Commissioners of the Dodge City Housing Authority and is a board member and past president of the Dodge City/Ford County Development Corporation and Dodge City Community College Endowment Board. In addition, he is President of the Dodge City Community College Foundation. Mr. Ross is a past president of the Dodge City Area Chamber of Commerce.

         Richard A. Ball was appointed to the Boards of Directors of the Company and the Bank to fill the positions vacated by a retiring director, Mr. Drake, in 1995. Mr. Ball, a Certified Public Accountant, is a shareholder of Adams, Brown, Beran & Ball, Chtd., an accounting firm with offices in Great Bend, Hays, LaCrosse, Ellinwood and St. John, Kansas. He has served as a board member and board chairman of the Great Bend Chamber of Commerce, Great Bend United Way, Petroleum Club and Barton County Community College Academic Fund Campaign. He has also served on the boards of the Kiwanis Club, Cougar Booster Club, Downtown Development, Mid-Kansas Economic Development and the Kansas Oil & Gas Museum Committee.

         Larry L. Schugart has been with the Bank for 33 years serving as President since 1985, and has been the President, Chief Executive Officer and a director of the Company since its incorporation in November 1993. He is a former director of the Federal Home Loan Bank of Topeka where he served on the Finance and Executive Committees. Mr. Schugart is a member and chair of various committees of the Heartland Community Bankers Association, is a past Chairman of the Kansas-Nebraska League of Savings and serves as a member of the Governmental Affairs Committee of the America's Community

Bankers. In addition Mr. Schugart is a member of the Dodge City Area Chamber of Commerce and the Dodge City/Ford County Development Corporation.

         Jim W. Lewis has served as a director of the Bank since 1991 and of the Company since its incorporation in November 1993. Mr. Lewis is the owner of several automobile dealerships across the State of Kansas, including Dodge City Toyota, Inc. Mr. Lewis is a member of the Dodge City Area Chamber of Commerce. He is also a member of the Finance Committee of the Dodge City Swim Team.

         David H. Snapp has been a director of the Bank since 1986 and of the Company since its incorporation in November 1993. He is a partner in the law firm of Waite, Snapp & Doll in Dodge City, Kansas. Mr. Snapp is also a board member of Arrowhead West, Inc., a mental and physical rehabilitation center, and Catholic Social Service.

Nominations for Directors

         Nominations of candidates for election as directors at an annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with Article 7.F of the Articles of Incorporation are eligible for election as directors at an annual meeting.

         Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting. Such notice must set forth: (a) as to each person proposed to be nominated and as to the stockholder making such nomination (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock beneficially owned by such person on the date of such notice, and (iv) any other information relating to such person that is required to be disclosed in the solicitation of proxies with respect to nominees for election as directors pursuant to the securities laws and the rules and regulations of the SEC; and (b) as to the stockholder giving notice (i) the name and address, as they appear on the Company's books, of the stockholder and any other stockholder known to be supporting such nominees and (ii) the class and number of shares of Common Stock beneficially owned by such stockholder and, to the extent known, any other stockholder known to be supporting such nominees.

         The Board may reject any nomination not timely made in accordance with the Articles of Incorporation. If the Board, or a designated committee thereof, fails to make such a determination, the presiding officer at the meeting shall determine the validity of the nomination. If the presiding officer determines that a nomination was not made in accordance with the Articles of Incorporation, such person shall so declare at the meeting and the defective nomination will be discarded.

Meetings and Certain Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 1996, the Board of Directors of the Company held 12 regular meetings and no special meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

         The Audit Committee, a standing committee, is comprised of the entire Board of Directors. The Audit Committee annually selects the independent auditors and meet with the accountants to discuss the annual audit. The Audit Committee is further responsible for internal controls for financial reporting.

The Committee met once in fiscal year 1996.

         A Nominating Committee is comprised of the entire Board of Directors. The Nominating Committee is not a standing committee. The committee makes nominations for directors prior to the Annual Meeting. The committee held one meeting during fiscal year 1996.


--------------------------------------------------------------------------------
                       Director and Executive Compensation
--------------------------------------------------------------------------------

Director Compensation

         During fiscal year 1996 each member of the Board of Directors received a fee of $750 per month. No additional fees are paid for committee meetings. For the year ended September 30, 1996, total fees paid to directors were $45,000.

         Director Deferred Compensation. The Company has established a non-qualified deferred compensation plan for directors by which individual directors may defer payment of director fee compensation. At the election of the director, fees will be invested with an unrelated insurance company rather than paid to the director. Such deferred compensation will be paid to the director upon retirement or upon their request.

         Other Compensation. Directors Ross, Schugart, Snapp and Lewis have received awards of stock options and restricted stock under the 1994 Stock Option Plan and the Management Stock Bonus Plans which plans were approved at the Special Meeting of Stockholders held on June 22, 1994. In November 1996, Director Ball received options to purchase 11,634 shares of Common Stock at an exercise price of $16.50 per share.

Executive Compensation

         Summary Compensation Table. The following table sets forth for the fiscal years ended September 30, 1996, 1995, and 1994, certain information as to the total remuneration received by Larry Schugart, the President and the Chief Executive Officer of the Company. No other executive officer of the Company during such periods received total cash compensation in excess of $100,000.



                                   Annual Compensation                           Long Term Compensation
-------------------------------------------------------------------------   -------------------------------
                                                                                       Awards
                                                                            -------------------------------
           (a)          (b)        (c)           (d)            (e)              (f)              (g)                 (h)
                                                                             Restricted       Securities
Name and Principal    Fiscal                               Other Annual        Stock          Underlying           All Other
Position               Year      Salary        Bonus      Compensation(1)   Award(s)(2)    Options/SARs (#)   Compensation(3)(4)
--------               ----      ------        -----      ---------------   -----------    ----------------   ------------------

Larry Schugart         1996        $97,422       $22,611    $18,369              --            --                     $34,507
President and CEO      1995        $97,374       $23,101    $18,793              --            --                     $73,570
                       1994        $93,343       $39,201    $17,860         $273,760(5)     57,033                    $69,198

----------------
(1) For fiscal year 1996, other annual compensation included director's fees of $9,000 and a housing allowance of $4,901. For fiscal year 1995, other annual compensation included director's fees of $9,000 and a housing allowance of $5,179. For fiscal year 1994, other annual compensation included director's fees of $9,000 and a housing allowance of $5,089.

(Footnotes continued on next page)

(Footnotes continued from previous page)
(2) On September 30, 1996, Mr. Schugart had 18,254 shares of restricted stock that had a total value of $298,909 (calculated by multiplying the aggregate number of shares of restricted stock by the closing market price of the Common Stock on September 30, 1996).
(3) Includes Company's contribution to individual's account under a 401(k) Plan of $2,873, $2,873, and $6,160 during the fiscal years ended September 30, 1996, 1995, and 1994, respectively.
(4) Includes accruals made for the payment which will be made under the Supplemental Executive Retirement Plans to Mr. Larry Schugart upon retirement in the amount of $0, $38,650, and $51,500 for the fiscal years 1996, 1995 and 1994, respectively. Includes 1,931.8661 shares valued at $16.375 per share, 2,248.8797 shares valued at $14.25 per share, and 1,073.266 shares valued at $10.75 per share at the closing share price on September 30, 1996, 1995 and 1994, respectively. Compensation deferred at the election of Mr. Schugart for a deferred compensation plan for directors is included under other annual compensation in this chart.
(5) Calculated by multiplying the number of shares of restricted stock by a price of $10.00 on March 28, 1994, the date of grant.

Employment Agreement

         The Company has entered into a three year employment agreement with President Larry Schugart with a base salary of $95,000. The agreement is terminable by the Company for just cause. Just cause is defined in the agreement as termination by reason of personal dishonesty; incompetence; willful misconduct; breach of a fiduciary duty involving personal profit; intentional failure to perform stated duties; willful violation of any law, rule, regulation (other than traffic violations or similar offenses); entering into a final cease-and-desist order; or material breach of any provision of the agreement. If the agreement is terminated for just cause, the employee only receives his salary up to the date of termination. If the Company terminates the agreement without just cause, the employee is entitled to a continuation of salary from the date of termination through the remaining term of the agreement.

         The agreement provides that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Company or Bank, the employee will be paid a lump sum equal to 2.99 times the average taxable compensation paid during the five years prior to the change in control. If a lump sum payment had been made as of September 30, 1996, Mr. Schugart would have received a payment of approximately $415,000. That payment would be an expense to the Bank, reducing net income and the Bank's capital by that amount. The agreement is renewed annually if the Board of Directors determines that the executive has met its requirements and standards.

Compensation Committee Interlocks and Insider Participation

         The Company's Compensation Committee serves as the salary review committee for executive officers of the Company and the Bank.

         The Compensation Committee, with respect to the compensation of Mr. Schugart, is a standing committee comprised of all outside Directors: Messrs. Ball, Ross, Snapp, and Lewis. The Compensation Committee is responsible for the continual review of the performance of the senior management group consisting of the President/Chief Executive Officer, Senior Vice President/Chief Operating Officer and Senior Vice President/Chief Financial Officer. The Compensation Committee is also responsible for setting the levels of compensation of the senior management group. Salaries for middle-management and the general staff are brought by the senior management group annually to this committee for approval. The Compensation Committee met one time in fiscal year 1996.

Report of the Compensation Committee on Executive Compensation

         The committee discussed compensation for the management team of CEO Larry Schugart, COO Gary Watkins, and CFO Jim Strovas. The committee reviewed the salary survey obtained from the Kansas/Nebraska/Oklahoma League of Savings Institutions, and the salary survey obtained from America's Community Bankers. The Board also reviewed comparative data gleaned from the prospectus of 15 recently converted savings institutions.

         The committee reviewed the compensation plans offered in the past before the conversion, and reviewed the plan in the past year.

         Them committee considered the issues and goals of a compensation plan. A plan of compensation should insure loyalty and longevity of management, and should provide incentive for the management team to build earnings and shareholder value. At the same time, the compensation should not be excessive, and should represent good value to the shareholders. The tools available include base salary, bonuses, stock incentive plans (restricted stock and option plans), retirement plans, and fringe benefits.

         The committee reached a consensus that the management team will be motivated by the existing restricted stock and option plans to build shareholder value, and that no further adjustment or augmentation of such plans in necessary. At the same time, the committee does not regard such plans as excessive, and believes these plans to be very comparable to those offered by our peer institutions, based upon the size and geographical location of such peer group.

         The committee further reached a consensus that the existing retirement plans are adequate to provide incentive for management personnel to remain with the Bank.

         The committee further reached a consensus that base salaries are adequate at this time.

         The committee further reached a consensus that there should be a plan in effect to provide motivation and reward for current operating results, and that compensation should be tied to some degree to operating results. This will assure that management has a direct interest in each dollar earned or spent by the Bank, and will solidify the identity of interest between management and shareholders.

         Return on Equity and Return on Assets were discussed as possible ratios to utilize in a formula to fix compensation. While the idea of utilizing these ratios contained some merit, it was recognized that any such formula would be complicated, and would be substantially affected and possibly skewed by the current stock repurchase program. A formula based upon earnings would provide incentive to achieve good current operating results, and would be easily applied. It would also appear to have achieved the goals of the institution. Based on budget projections, an bonus formula of 3% of net consolidated earnings would result in approximately the same total compensation as paid in the past fiscal year.

         The committee therefore fixed a bonus plan in an amount equal to 3.0% of the net consolidated earnings of the Bank and the Company for the coming fiscal year, with the division of such bonus amount to be determined by discussion among management. The committee acknowledged that there is a potential for a one-time assessment to the Bank to re-capitalize the SAIF Insurance Fund, and that the assessment would not be allocated against earnings for the purpose of determining bonuses.

         The committee further reviewed and extended to September 30, 1996 the employment contracts which have been in existence with the management team. The committee accepts that such contracts provide stability of management and assist in clarification of the expectations of management and the Directors arising out of the employment relationship.

         Compensation Committee:

                  C. Duane Ross, Chairman
                  David H. Snapp
                  Jim W. Lewis
                  Richard A. Ball

Benefits

         Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any awards or payouts under such plans during the fiscal year ended September 30, 1996.

         Stock Option Plan. The Company's Board of Directors previously adopted the 1994 Stock Option Plan (the "Option Plan"). The following table sets forth the year end value of options granted pursuant to the Option Plan to the chief executive officer.


                  Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                  ---------------------------------------------------------------------------------
            (a)               (b)                   (c)                         (d)                                  (e)

                                                                       Number of Securities
                                                                      Underlying Unexercised                Value of Unexercised
                                                                         Options/SARs at                 In-The-Money Options/SARs
                                                                            FY-End (#)                        at FY-End ($)
                   Shares Acquired
Name               on Exercise (#)       Value Realized($)(1)      Exercisable/Unexercisable           Exercisable/Unexercisable(1)
----               ---------------       --------------------      -------------------------           ----------------------------

Larry Schugart          N/A                     N/A                          57,033/0                           $363,585/$0


------------------
(1) Market value of underlying securities at fiscal 1996 year-end (equal to market closing price of $16.375) minus the exercise price.

--------------------------------------------------------------------------------
                             Stock Performance Graph
--------------------------------------------------------------------------------

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of March 28, 1994 (the date of initial issuance of the Common Stock). All of these cumulative total returns are computed assuming the reinvestment of dividends. In the graph below, the periods compared were March 28, 1994 and the Company's fiscal year ends of September 30, 1994, 1995, and 1996.

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

                 [GRAPHIC OMITTED - PLOTTING POINTS SHOWN BELOW]

===============================================================================
                             3/28/94       9/30/94       9/30/95      9/30/96
                             -------       -------       -------      -------
-------------------------------------------------------------------------------
CRSP Nasdaq US Index         $100.00       $ 97.91       $135.39      $160.47
-------------------------------------------------------------------------------
CRSP Nasdaq Bank Index       $100.00       $106.40       $134.16      $171.51
-------------------------------------------------------------------------------
Landmark Bancshares, Inc.    $100.00       $107.94       $153.35      $181.15
===============================================================================


--------------------------------------------------------------------------------
                 Certain Relationships and Related Transactions
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. The loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to regulations of the Office of Thrift Supervision ("OTS") restricting loans and other transactions with affiliated persons of the Bank. In addition, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations.

         Director Snapp is a partner of Waite, Snapp & Doll, a law firm that serves as the Company's counsel in connection with foreclosure actions and collection matters. For the fiscal year ended September 30, 1996, fees paid to Mr. Snapp's firm by the Company were approximately $13,013. The Company believes that transactions with Mr. Snapp's firm are on terms substantially the same, or at least as favorable to the Company, as those that would be provided by a non-affiliate.

         Other than as set forth above, no directors, executive officers or immediate family members of such individuals were engaged in transactions with the Company or any subsidiary during the year ended September 30, 1996. Furthermore, the Company had no "interlocking" relationships existing on or after October 1, 1994 in which (i) any executive officer is a member of the board of directors of another entity, one of whose executive officers is a member of the Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Board of Directors.

--------------------------------------------------------------------------------
             Proposal II -- Ratification of Appointment of Auditors
--------------------------------------------------------------------------------

         Regier Carr & Monroe, L.L.P. was the Company's independent public accountant for the 1996 fiscal year. The Board of Directors intends to renew the Company's arrangement with Regier Carr & Monroe, L.L.P. for the 1997 fiscal year, subject to ratification by the Company's stockholders. A representative of Regier Carr & Monroe, L.L.P. is not expected to be present at the Meeting.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Regier Carr & Monroe, L.L.P. as the Company's auditors for the 1997 fiscal year.

--------------------------------------------------------------------------------
                                  Other Matters
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                                  Miscellaneous
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 1996 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company. The annual report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              Stockholder Proposals
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at Central and Spruce, Dodge City, Kansas 67801, no later than August 15, 1997. Any such proposals are subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                    Form 10-K
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-K for the fiscal year ended September 30, 1996 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Landmark Bancshares, Inc., Central and Spruce, Dodge City, Kansas 67801.

                                              BY ORDER OF THE BOARD OF DIRECTORS

Dodge City, Kansas
December 13, 1996

--------------------------------------------------------------------------------
                            LANDMARK BANCSHARES, INC.
                               CENTRAL AND SPRUCE
                            DODGE CITY, KANSAS 67801
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 15, 1997
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Landmark Bancshares, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of the Company, located at Central and Spruce, Dodge City, Kansas on Wednesday, January 15, 1997, at 1:30 p.m., local time and at any and all adjournments thereof, in the following manner:

                                                      FOR           WITHHELD
--------------------------------------------------    ---           --------

1.        The election as director of the nominees
          listed below:                               |_|              |_|
          C. Duane Ross
          Richard A. Ball

INSTRUCTIONS: To withhold your vote for a nominee (or nominees) mark the "WITHHELD" box above and write the nominee's name (nominees' names), for whom authority to vote for is being withheld, on the line provided below.

                                                       FOR    AGAINST    ABSTAIN
                                                       ---    -------    -------

2.        The ratification of Regier Carr &
          Monroe, L.L.P., as independent auditors
          of Landmark Bancshares, Inc., for the
          fiscal year ending September 30, 1997.       |_|      |_|        |_|


In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors  recommends a vote "FOR" all of the above listed
propositions.                                       ---

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an annual report, a Notice of Annual Meeting of Stockholders and a proxy statement dated December 13, 1996.

                                                   Please check here if you
Dated: ___________________, 199___            |__| plan to attend the Meeting.


_______________________________________       __________________________________
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


_______________________________________       __________________________________
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            Landmark Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]     No fee required
  [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
--------------------------------------------------------------------------------